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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934





                               September 29, 2003
                Date of Report (Date of earliest event reported)





                                 BARNEY'S, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        333-106639-05                                   13-4942980
  (Commission File Number)                  (I.R.S. Employer Identification No.)



                   575 FIFTH AVENUE, NEW YORK, NEW YORK 10017
            (Address of principal executive offices)      (Zip Code)



                                 (212) 339-7300
              (Registrants' telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

                A copy of the final form of the Letter of Transmittal to be used in connection with the Registrant's note-for-note exchange offer is filed as Exhibit 99.1 hereto.


Exhibit No.     Exhibit
-----------     -------

99.1            Letter of Transmittal.







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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               BARNEY'S, INC.
                                               (Registrant)


                                               By: /s/ Steven M. Feldman
                                                   -----------------------------
                                                   Steven M. Feldman
                                                   Executive Vice-President and
                                                   Chief Financial Officer


Date:  September 29, 2003









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                                 Exhibit Index
                                 -------------


Exhibit         Description
-------         -----------

99.1            Letter of Transmittal.





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